EXHIBIT 99.3

                         The Class 1-A-9 Confirmation

BEAR STEARNS                                BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009




DATE:              November 29, 2006

TO: The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1

ATTENTION:         Matthew J. Sabino
TELEPHONE:         212-815-6093
FACSIMILE:         212-815-3986

FROM:              Derivatives Documentation
TELEPHONE:         212-272-2711
FACSIMILE:         212-272-9857

SUBJECT:           Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:  FXNEC8916

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1 ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park

Reference Number: FXNEC8916
The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
November 29, 2006
Page 2 of 14


      Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:                 Rate Cap

      Notional Amount:                     With respect to any Calculation
                                           Period, the amount set forth for such
                                           period in Schedule I attached hereto.

      Trade Date:                          November 20, 2006

      Effective Date:                      November 29, 2006

      Termination Date:                    October 25, 2013

      Fixed Amount (Premium):

             Fixed Rate Payer:             Counterparty; provided, however, that
                                           payment of the Fixed Amount to BSFP
                                           has been made on behalf of the
                                           Counterparty by HSBC Securities (USA)
                                           Inc.

             Fixed Rate Payer
             Payment Date:                 November 29, 2006

             Fixed Amount:                 USD 59,000

      Floating Amounts:

             Floating Rate Payer:          BSFP

             Cap Rate:                     5.35000%

             Floating Rate Payer
             Period End Dates:             The 25th calendar day of each month
                                           during the Term of this Transaction,
                                           commencing December 25, 2006 and
                                           ending on the Termination Date, with
                                           No Adjustment.

             Floating Rate Payer
             Payment Dates:                Early Payment shall be applicable.
                                           The Floating Rate Payer Payment Dates
                                           shall be one Business Day preceding
                                           each Floating Rate Payer Period End
                                           Date.

Reference Number: FXNEC8916
The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
November 29, 2006
Page 3 of 14


             Floating Rate Option:         USD-LIBOR-BBA; provided, however,
                                           that if the Floating Rate determined
                                           from such Floating Rate Option for
                                           any Calculation Period is greater
                                           than 9.10000% then the Floating Rate
                                           for such Calculation Period shall be
                                           deemed equal to 9.10000%.

             Designated Maturity:          One month

             Floating Rate Day
             Count Fraction:               30/360

             Reset Dates:                  The first day of each Calculation
                                           Period.

             Compounding:                  Inapplicable

      Business Days for payments:          New York

      Business Day Convention:             Following

3.    Additional Provisions:               Each party hereto is hereby advised
                                           and acknowledges that the other party
                                           has engaged in (or refrained from
                                           engaging in) substantial financial
                                           transactions and has taken (or
                                           refrained from taking) other material
                                           actions in reliance upon the entry by
                                           the parties into the Transaction
                                           being entered into on the terms and
                                           conditions set forth herein and in
                                           the Confirmation relating to such
                                           Transaction, as applicable. This
                                           paragraph shall be deemed repeated on
                                           the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.



2)    Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

Reference Number: FXNEC8916
The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
November 29, 2006
Page 4 of 14


(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

Reference Number: FXNEC8916
The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
November 29, 2006
Page 5 of 14


(1)      Tax forms, documents, or certificates to be delivered are:

Party required to deliver document        Form/Document/                         Date by which to
                                          Certificate                            be delivered
BSFP and                                  Any document required or reasonably    Promptly after the earlier of (i) reasonable
the Counterparty                          requested to allow the other party     demand by either party or (ii) learning that
                                          to make payments under this            such form or document is required
                                          Agreement without any deduction or
                                          withholding for or on the account
                                          of any Tax or with such deduction
                                          or withholding at a reduced rate

(2)   Other documents to be delivered are:

Party required to deliver   Form/Document/                      Date by which to                  Covered by Section 3(d)
document                    Certificate                         be delivered                      Representation
BSFP and                    Any documents required by the       Upon the execution and            Yes
the Counterparty            receiving party to evidence the     delivery of this Agreement and
                            authority of the delivering         such Confirmation
                            party or its Credit Support
                            Provider, if any, for it to
                            execute and deliver this
                            Agreement, any Confirmation ,
                            and any Credit Support
                            Documents to which it is a
                            party, and to evidence the
                            authority of the delivering
                            party or its Credit Support
                            Provider to perform its
                            obligations under this
                            Agreement, such

Reference Number: FXNEC8916
The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
November 29, 2006
Page 6 of 14


Party required to deliver   Form/Document/                      Date by which to                  Covered by Section 3(d)
document                    Certificate                         be delivered                      Representation
                            Confirmation and/or
                            Credit Support Document,
                            as the case may be

BSFP and                    A certificate of an authorized      Upon the execution and            Yes
the Counterparty            officer of the party, as to the     delivery of this Agreement and
                            incumbency and authority of the     such Confirmation
                            respective officers of the party
                            signing this Agreement, any
                            relevant Credit Support Document,
                            or any  Confirmation, as the case
                            may be

Counterparty                An executed copy of the Pooling     Within 30 days after the date     No
                            and Servicing Agreement.            of this Agreement.

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

                  Address:        383 Madison Avenue, New York, New York  10179
                  Attention:      DPC Manager
                  Facsimile:      212-272-5823

      with a copy to:

                  Address:        One Metrotech Center North, Brooklyn,
                                  New York 11201
                  Attention:      Derivative Operations - 7th Floor
                  Facsimile:      212-272-1634

                  (For all purposes)

Reference Number: FXNEC8916
The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
November 29, 2006
Page 7 of 14


      Address for notices or communications to the Counterparty:

                  Address:          The Bank of New York
                                    101 Barclay Street-4W
                                    New York, New York 10286
                  Attention:        Matthew J. Sabino
                  Facsimile:        212-815-3986
                  Phone:            212-815-6093

                  (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
      Agreement:

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

Reference Number: FXNEC8916
The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
November 29, 2006
Page 8 of 14


      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York, not individually or personally

Reference Number: FXNEC8916
The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
November 29, 2006
Page 9 of 14


but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1 (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as Supplemental Interest Trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g)  Relationship Between Parties.

            Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

Reference Number: FXNEC8916
The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
November 29, 2006
Page 10 of 14


            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:              Payments to BSFP:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for the account of
                                            Bear, Stearns Securities Corp.
                                            Account Number: 0925-3186, for further credit to
                                            Bear Stearns Financial Products Inc.
                                            Sub-account  Number: 102-04654-1-3
                                            Attention: Derivatives Department

                                            Payments to Counterparty:
                                            The Bank of New York
                                            New York, NY
                                            ABA Number: 021-000-018
                                            GLA Number:  111-565
                                            For further credit to: TAS A/C 501575
                                            Attention:  Mathew J. Sabino
                                            Tel:  (212) 815-6093

6. Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding

Reference Number: FXNEC8916
The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
November 29, 2006
Page 11 of 14


U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:    /s/ Annie Manevitz
       -------------------------------
       Name:  Annie Manevitz
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUSTEE OF THE SUPPLEMENTAL INTEREST TRUST FOR CWALT, INC. ALTERNATIVE LOAN TRUST 2006-40T1

By:    /s/ Matthew Sabino
       -------------------------------
       As authorized agent or officer for The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
       Name:  Matthew Sabino
       Title: Assistant Treasurer





am/er

Reference Number: FXNEC8916
The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
November 29, 2006
Page 12 of 14


                                   SCHEDULE I
                    (all such dates subject to No Adjustment)

 From and including           To but excluding              Notional Amount
 ------------------           ----------------              ---------------
                                                                 (USD)
                                                                 -----
   Effective Date                 12/25/06                  10,000,000.00
      12/25/06                    01/25/07                   9,925,752.37
      01/25/07                    02/25/07                   9,830,842.33
      02/25/07                    03/25/07                   9,715,529.29
      03/25/07                    04/25/07                   9,580,140.19
      04/25/07                    05/25/07                   9,425,069.26
      05/25/07                    06/25/07                   9,250,777.39
      06/25/07                    07/25/07                   9,057,791.16
      07/25/07                    08/25/07                   8,846,701.50
      08/25/07                    09/25/07                   8,618,161.99
      09/25/07                    10/25/07                   8,372,886.78
      10/25/07                    11/25/07                   8,111,648.16
      11/25/07                    12/25/07                   7,856,826.15
      12/25/07                    01/25/08                   7,608,298.23
      01/25/08                    02/25/08                   7,365,944.19
      02/25/08                    03/25/08                   7,129,646.10
      03/25/08                    04/25/08                   6,899,288.30
      04/25/08                    05/25/08                   6,674,757.32
      05/25/08                    06/25/08                   6,455,941.85
      06/25/08                    07/25/08                   6,242,732.69
      07/25/08                    08/25/08                   6,035,022.74
      08/25/08                    09/25/08                   5,832,706.91
      09/25/08                    10/25/08                   5,635,682.14
      10/25/08                    11/25/08                   5,443,847.32
      11/25/08                    12/25/08                   5,257,103.27
      12/25/08                    01/25/09                   5,075,352.69
      01/25/09                    02/25/09                   4,898,500.14
      02/25/09                    03/25/09                   4,726,452.00
      03/25/09                    04/25/09                   4,559,116.42

Reference Number: FXNEC8916
The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
November 29, 2006
Page 13 of 14


      04/25/09                    05/25/09                   4,396,403.33
      05/25/09                    06/25/09                   4,238,224.34
      06/25/09                    07/25/09                   4,084,492.76
      07/25/09                    08/25/09                   3,935,123.57
      08/25/09                    09/25/09                   3,790,033.33
      09/25/09                    10/25/09                   3,649,140.23
      10/25/09                    11/25/09                   3,512,364.00
      11/25/09                    12/25/09                   3,379,625.90
      12/25/09                    01/25/10                   3,250,848.69
      01/25/10                    02/25/10                   3,125,956.60
      02/25/10                    03/25/10                   3,004,875.33
      03/25/10                    04/25/10                   2,887,531.97
      04/25/10                    05/25/10                   2,773,855.00
      05/25/10                    06/25/10                   2,663,774.27
      06/25/10                    07/25/10                   2,557,220.99
      07/25/10                    08/25/10                   2,454,127.63
      08/25/10                    09/25/10                   2,354,428.01
      09/25/10                    10/25/10                   2,258,057.16
      10/25/10                    11/25/10                   2,164,951.38
      11/25/10                    12/25/10                   2,075,048.18
      12/25/10                    01/25/11                   1,988,286.25
      01/25/11                    02/25/11                   1,904,605.47
      02/25/11                    03/25/11                   1,823,946.85
      03/25/11                    04/25/11                   1,746,252.53
      04/25/11                    05/25/11                   1,671,465.76
      05/25/11                    06/25/11                   1,599,530.87
      06/25/11                    07/25/11                   1,530,393.25
      07/25/11                    08/25/11                   1,463,999.33
      08/25/11                    09/25/11                   1,400,296.58
      09/25/11                    10/25/11                   1,339,233.46
      10/25/11                    11/25/11                   1,280,759.40
      11/25/11                    12/25/11                   1,224,824.83
      12/25/11                    01/25/12                   1,189,288.23
      01/25/12                    02/25/12                   1,156,083.69

Reference Number: FXNEC8916
The Bank of New York, not in its individual capacity, but solely as Supplemental Interest Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-40T1
November 29, 2006
Page 14 of 14


      02/25/12                    03/25/12                   1,125,165.01
      03/25/12                    04/25/12                   1,096,486.84
      04/25/12                    05/25/12                   1,070,004.74
      05/25/12                    06/25/12                   1,045,675.08
      06/25/12                    07/25/12                   1,023,455.12
      07/25/12                    08/25/12                   1,003,302.91
      08/25/12                    09/25/12                     965,723.58
      09/25/12                    10/25/12                     877,925.54
      10/25/12                    11/25/12                     792,074.23
      11/25/12                    12/25/12                     708,130.86
      12/25/12                    01/25/13                     631,134.98
      01/25/13                    02/25/13                     555,896.19
      02/25/13                    03/25/13                     482,378.66
      03/25/13                    04/25/13                     410,547.26
      04/25/13                    05/25/13                     340,367.56
      05/25/13                    06/25/13                     271,805.80
      06/25/13                    07/25/13                     204,828.87
      07/25/13                    08/25/13                     139,404.32
      08/25/13                    09/25/13                      75,500.33
      09/25/13                Termination Date                  13,085.71